Exhibit 99.1

Navistar International Corporation 2701 Navistar Dr. Lisle, IL 60532 USA P: 331-332-5000 W: navistar.com

Media contacts:	Bre Whalen, Breana.Whalen@navistar.com, 331-332-3056
Kate Beers, KBeers@BrunswickGroup.com, 917-257-4179
Investor contact:	Marty Ketelaar, Marty.Ketelaar@navistar.com, 331-332-2706
Web site:	www.Navistar.com

NAVISTAR STOCKHOLDERS APPROVE ACQUISITION BY TRATON

Stockholders Approve All Proposals at 2021 Annual Meeting

LISLE, Ill. – March 2, 2021 – Navistar International Corporation (“Navistar”) (NYSE: NAV), a leading U.S. truck maker, announced that, at its annual meeting of stockholders held today, stockholders approved TRATON’s proposal to acquire all of the outstanding common shares of Navistar at a price of USD 44.50 per share in cash. The transaction remains subject to regulatory approvals and the satisfaction of customary closing conditions. Navistar continues to expect that the transaction will be completed in mid-2021.

Navistar stockholders also voted at the meeting to approve all other proposals, including two non-binding proposals regarding executive compensation arrangements, the election of Navistar directors, and the ratification of Navistar’s independent registered public accounting firm.

Navistar will file the final vote results for the annual meeting with the U.S. Securities and Exchange Commission on a form 8-K.

About Navistar

Navistar International Corporation (NYSE: NAV) is a holding company whose subsidiaries and affiliates produce International® brand commercial trucks, proprietary diesel engines, and IC Bus® brand school and commercial buses. An affiliate also provides truck and diesel engine service parts. Another affiliate offers financing services. Additional information is available at www.Navistar.com.

Forward-Looking Statements

Certain statements in this press release, that are not purely historical, may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “projects,” or other similar expressions may identify such forward-looking statements.

Actual results may differ materially from those discussed in forward-looking statements as a result of factors, risks and uncertainties over which Navistar has no control. These factors, risks and uncertainties include, but are not limited to, the following: (i) conditions to the completion of the proposed acquisition may not be satisfied or the regulatory approvals required for the proposed acquisition may not be obtained on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement and Plan of Merger, dated as of November 7, 2020, by and among Navistar, TRATON SE, a Societas Europaea and Dusk Inc., a Delaware corporation (the “Merger Agreement”); (iii) the effect of the announcement or pendency of the proposed acquisition on Navistar’s business relationships, operating results, and business generally; (iv) risks that the proposed acquisition disrupts Navistar’s current plans and operations and potential difficulties in Navistar’s employee retention as a result of the proposed acquisition; (v) risks related to diverting management’s attention from our ongoing business operations; (vi) potential and existing litigation that may be instituted, or has been instituted, against Navistar or its directors or officers related to the proposed acquisition or the Merger Agreement; (vii) the amount of the costs, fees, expenses and other charges related to the proposed acquisition; and (viii) such other factors as are set forth in Navistar’s periodic public filings with the Securities and Exchange Commission (“SEC”), including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in its Form 10-K for the fiscal year ended October 31, 2020, which was filed with the SEC on December 17, 2020, the definitive proxy statement on Schedule 14A, which was filed with the SEC on January 29. 2021, in connection with the proposed acquisition and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov.

Forward-looking statements reflect the views and assumptions of management as of the date of communication with respect to future events. Navistar does not undertake, and hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this communication does not constitute an admission by Navistar or any other person that the events or circumstances described in such statement are material.

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